UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2023 (June 28, 2023)

XPAC ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40686	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 West 46th Street, 30th Floor
New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 664-0501

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	XPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	XPAX	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	XPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filing of XPAC Acquisition Corp. (“XPAC”) under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

The amended and restated memorandum and articles of association of XPAC (as amended and restated and amended from time to time, the “Memorandum and Articles”) currently provide that XPAC has until August 3, 2023 (the “Original Termination Date”) to complete its initial business combination and, if XPAC does not complete an initial business combination by the Original Termination Date, XPAC will (i) cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Class A Ordinary Shares, par value $0.0001 per share (“Class A Ordinary Shares”) issued in XPAC’s initial public offering (the “IPO”) (the “Public Shares”) originally offered together with redeemable warrants (“Public Warrants”) as units (the “Units”) in the IPO, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s then remaining shareholders and XPAC’s board of directors (the “XPAC Board”), liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

As previously disclosed by XPAC on May 4, 2023, the XPAC Board determined on May 3, 2023 that it was in the best interests of XPAC and its shareholders to accelerate the Original Termination Date and, on May 8, 2023, XPAC filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a proposed extraordinary general meeting of the shareholders of XPAC to consider and vote upon matters relating to such proposed acceleration of the Original Termination Date. Following the filing of such preliminary proxy statement, XPAC and XPAC Sponsor LLC (the “Sponsor”) were approached by a number of professional investors with proposals to acquire control of the Sponsor or to acquire all or some of the Sponsor’s interests in XPAC and for a new board of directors and management of XPAC to be appointed, which transactions would be conditional upon obtaining the approval of the shareholders of XPAC to (i) extend the Original Termination Date to provide additional time for XPAC to complete an initial business combination, and (ii) redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account. As of the date hereof, neither XPAC nor the Sponsor have entered into any binding agreements in relation to any such transaction, and there can be no assurance that any such binding agreements will be entered into.

The Sponsor is currently negotiating with a professional investor (the “New Sponsor”) a potential transaction (the “Sponsor Handover”) whereby the New Sponsor would acquire at least a majority of the Class B ordinary shares of XPAC held by the Sponsor and all of the private placement warrants held by the Sponsor (being warrants to purchase Class A ordinary shares of XPAC) (together, the “Relevant Securities”) and, in connection therewith, the Sponsor currently expects that new XPAC Board members and a new management team for XPAC would be appointed by the existing XPAC Board and the existing XPAC Board members and the existing management team would resign, which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter. The Sponsor currently expects to enter into a purchase agreement (the “Purchase Agreement”) in relation to the Sponsor Handover prior to the filing of a definitive proxy statement with the SEC in connection with the Extension Meeting (as defined below).

The Sponsor currently expects that the Purchase Agreement would provide that consummation of the Sponsor Handover would be conditional on, among other things, (i) shareholder approval of certain matters (the “Extension Proposals”), including proposed amendments to the Memorandum and Articles to be submitted to XPAC’s shareholders at an extraordinary general meeting of shareholders to, among other things, change the name of XPAC and to extend the period of time for XPAC to complete an initial business combination (the “Extension Meeting”), and (ii) the New Sponsor joining as a party to the letter agreement dated July 29, 2021 entered into between XPAC, the Sponsor and XPAC’s officers and directors.

On the date hereof, XPAC filed a preliminary proxy statement with the SEC relating to the Extension Meeting and the Extension Proposals.

If the Extension Proposals are not approved by XPAC’s shareholders in the Extension Meeting to be held in due course, or if the Extension Proposals are not implemented, and if XPAC does not complete a business combination on or before the Original Termination Date, then as contemplated by and in accordance with the Memorandum and Articles, XPAC would (i) on the Original Termination Date, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, complete the redemption of all issued and outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of any taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption and subject to the approval of XPAC’s remaining shareholders after such redemption and the XPAC Board, liquidate and dissolve, subject in each case to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Additional Information and Where to Find It

The Extension Proposals will be submitted to the shareholders of XPAC for their consideration. XPAC has, on the date hereof, filed a preliminary proxy statement with the SEC and XPAC expects that a definitive proxy statement would, in due course, be distributed to XPAC’s shareholders in connection with XPAC’s solicitation for proxies for the vote by XPAC’s shareholders in connection with the Extension Proposals. In due course, XPAC expects to mail a definitive proxy statement and other relevant documents to its shareholders as of June 29, 2023 (the record date established for voting on the Extension Proposals). XPAC’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH XPAC’S SOLICITATION OF PROXIES FOR ITS EXTENSION MEETING TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE EXTENSION PROPOSALS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT XPAC AND THE MATTERS REFERRED TO HEREIN. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Extension Proposals and other documents filed with the SEC by XPAC, without charge, at the SEC’s website located at www.sec.gov or by written request sent to XPAC, 55 West 46th Street, 30th Floor, New York, NY 10036, United States.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

XPAC and certain of its directors and executive officers may, under SEC rules, be deemed to be participants in the solicitations of proxies from XPAC’s shareholders in connection with the Extension Proposals. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of XPAC’s shareholders in connection with the Extension Proposals are set forth in XPAC’s proxy statement that has been filed with the SEC. You can find more information about XPAC’s directors and executive officers and their respective interests in XPAC in XPAC’s final prospectus that forms a part of XPAC’s Registration Statement on Form S-1 (Reg No. 333-256097), filed with the SEC pursuant to Rule 424(b)(4) on August 2, 2021 (the “IPO Prospectus”), and each Annual Report on Form 10-K that XPAC files with the SEC from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement when it becomes available. Shareholders and other interested persons are urged to read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only. This communication shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote, proxy or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Change in Majority of Directors of XPAC

Consummation of the Sponsor Handover would involve the election or designation of directors constituting a majority of the directors of XPAC otherwise than at a meeting of shareholders of XPAC. Therefore, pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 thereunder, XPAC will be required to file with the SEC and mail to its shareholders an information statement on Schedule 14f-1 in connection with such change in the majority of the directors of XPAC (the “Schedule 14F”), which change is not permitted to become effective prior to the date that is ten days after the mailing of the Schedule 14F. XPAC currently expects that the Schedule 14F would be filed with the SEC and mailed to its shareholders substantially concurrently with the filing and mailing of the definitive proxy statement in connection with the Extension Meeting.

Forward-Looking Statements

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.

Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “predict”, “should”, “would”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Extension Meeting proposed to be held, whether or not the Extension Proposals will be approved by XPAC’s shareholders, whether or not the Public Shares will be redeemed, whether or not XPAC will liquidate and dissolve, whether or not the Purchase Agreement (or other agreements in connection with the Sponsor Handover will be entered into), whether or not the Sponsor Handover will be completed, whether or not the Class A Ordinary Shares, Public Warrants and the Units will be delisted from Nasdaq, the ability of the XPAC to complete an initial business combination, and the timing of, and expectations in relation to, any of the foregoing matters. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of XPAC’s management and are not predictions of actual events. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of XPAC.

These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed in (i) the IPO Prospectus; (ii) XPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2022, as amended by an amendment filed with the SEC on September 9, 2022; (iii) XPAC’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, which was filed with the SEC on May 13, 2022; and (iv) XPAC’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, which was filed with the SEC on August 22, 2022, in each case, under the heading “Risk Factors,” and other documents that XPAC has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual events or results could differ materially from the events or results implied by these forward-looking statements. There may be additional risks that XPAC does not presently know or that XPAC does not currently believe are immaterial that could also cause actual events or results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XPAC’s plans or forecasts of future events and views as of the date of this communication. XPAC anticipates that subsequent events and developments may cause XPAC’s assessments to change. However, while XPAC may elect to update these forward-looking statements at some point in the future, except to the extent required by applicable law, XPAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing XPAC’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023

XPAC ACQUISITION CORP.

By:	/s/ Chu Chiu Kong
Chu Chiu Kong
Chief Executive Officer and Chairman of the Board of Directors